ANNUAL
                                                                          REPORT

                                                             NEEDHAM GROWTH FUND

--------------------------------------------------------------------------------

SEEKING TO BUILD WEALTH FOR LONG-TERM INVESTORS.

                                                    YEAR ENDED DECEMBER 31, 1999

                                                    [NEEDHAM FUNDS LOGO OMITTED]

                                                               WWW.NEEDHAMCO.COM

[NEEDHAM FUNDS LOGO OMITTED]
Needham Growth Fund
445 Park Avenue
New York, New York 10022-2606

1-800-625-7071
WWW.NEEDHAMCO.COM

Annual Report
for the year ended December 31, 1999

CONTENTS

LETTER FROM THE ADVISOR                                           1

STATEMENT OF NET ASSETS                                           7

SCHEDULE OF SECURITIES SOLD SHORT                                10

STATEMENT OF OPERATIONS                                          11

STATEMENTS OF CHANGES IN NET ASSETS                              12

FINANCIAL HIGHLIGHTS                                             13

NOTES TO FINANCIAL STATEMENTS                                    14

--------------------------------------------------------------------------------

Performance
One year ended
December 31, 1999

[BAR GRAPH OMITTED]
plot points as follows:

NEEDHAM GROWTH FUND            79.72%
S&P 500 (1) INDEX              21.04%
S&P MIDCAP (2) INDEX           14.70%
RUSSELL 2000 (3) INDEX         21.35%

--------------------------------------------------------------------------------

Performance since Inception(4)
through
December 31, 1999
Cumulative

[BAR GRAPH OMITTED]
plot points as follows:

NEEDHAM GROWTH FUND            278.00%
S&P 500 (1)INDEX               155.20%
S&P MIDCAP (2) INDEX           115.37%
RUSSELL 2000 (3) INDEX          69.04%

--------------------------------------------------------------------------------

Performance since Inception(4)
through
December 31, 1999
Annualized

[BAR GRAPH OMITTED]
plot points as follows:

NEEDHAM GROWTH FUND             39.36%
S&P 500 (1) INDEX               26.33%
S&P MIDCAP (2) INDEX            21.10%
RUSSELL 2000 (3) INDEX          13.99%

-----------------------------------
1. S&P 500 STOCK INDEX IS A BROAD UNMANAGED MEASURE OF THE U.S. STOCK MARKET.
2. S&P 400 MIDCAP STOCK INDEX IS A BROAD UNMANAGED MEASURE OF THE U.S. STOCK MARKET.
3. RUSSELL 2000 IS A BROAD UNMANAGED INDEX COMPRISED OF THE SMALLEST 2000 NASDAQ COMPANIES.
4. THE INCEPTION DATE OF THE FUND WAS 1/1/96.

                                                              ANNUAL REPORT 1999
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Dear Shareholders:

Did the third and fourth quarters of 1999 really occur in the same year, let alone sequentially? While the equity markets struggled in the third quarter in the face of rising interest rates, the fourth quarter was characterized by a virtual "melt-up" in the equity markets led primarily by the technology sector. (It is important not to confuse the performance of large cap technology stocks [NASDAQ 100 Index; Morgan Stanley High Tech Index] with the performance in the broader averages [Dow Jones Industrial Average; S&P 500 Index]). This happened for a variety of reasons, but probably the most important ones were: the continued focus on indexing and momentum investing; the massive and accelerating flow of funds into mutual funds, especially technology funds; an accommodating Fed keeping interest rates low and money supply plentiful; the day trading phenomenon; and the never-ending and unprecedented success of the equity new issue market.

This is a brave NEW world! New inventions -- the Internet (day traders), new investment criteria (multiples of revenue, eye balls and click throughs), new issues featuring 100% plus first day trading gains for IPO's, and new investment styles (indexing and aggressive growth). Nobody knows if or when this will end, but change is a constant in this formula. Rather than "raining on the parade" and deprecating investors' good fortunes, let us suggest some signals of change and precautionary measures. After all, investing is about capital preservation as well as capital appreciation. Before doing that, let us review some statistics and basic tenets of the Needham Growth Fund (the "Fund").

The Fund seeks to create long term, tax-efficient capital appreciation for its investors. To this end, the Fund targets companies with products or services that are selling or marketing into high-growth markets. These companies normally have earnings growth of at least 15-20%, product and market dominance, and the ability to consolidate their market positions. They may have a competitive advantage by acquiring and retaining more customers, or driving costs down and profits up. The Fund also looks for seasoned and motivated management with "incentives" to win. Companies with these characteristics sometimes find themselves in a temporary earnings downturn or shortfall or may be in a product transition. This often causes aggressive growth and momentum investors to sell. At this point, the Fund may deem the stock to be reasonably priced and purchase it for long-term capital appreciation. Hence, the discipline called "Growth At a Reasonable Price" ("GARP").

As you will note on the following page, the Fund's NAV increased approximately 80% in 1999, handily beating our benchmarks roughly fourfold. For the life of the Fund, the NAV is up 278% (including dividend reinvestments), or approximately 39% compounded

[BAR GRAPH OMITTED]
plot points as follows:
                                               3rd Quarter*      4th Quarter*
RUSSELL (1) 2000 INDEX                           -6.34%             18.60%
S&P (2) 500 INDEX                                -6.24%             14.88%
NASDAQ (3) COMPOSITE INDEX                        2.30%             48.28%
MORGAN STANLEY (4) HIGH TECH INDEX                6.28%             49.56%
S&P (5) HEALTH CARE INDEX                       -10.20%              2.07%
BLOOMBERG/ (6) BROADCAST & CABLE STOCK INDEX      4.11%             26.24%
S&P (7) RETAIL INDEX                            -11.07%             24.00%

1. THE RUSSELL 2000 IS A BROAD UNMANAGED INDEX COMPRISED OF THE SMALLEST 2000 NASDAQ COMPANIES.
2. THE S&P 500 STOCK INDEX IS A BROAD UNMANAGED MEASURE OF THE U.S. STOCK
   MARKET.
3. THE NASDAQ COMPOSITE INDEX IS A BROAD-BASED CAPITALIZATION-WEIGHTED INDEX OF ALL NASDAQ NATIONAL MARKET & SMALLCAP STOCKS.
4. THE MORGAN STANLEY HIGH TECH INDEX IS AN EQUAL DOLLAR-WEIGHTED INDEX OF 35 STOCKS FROM 9 TECHNOLOGY SUBSECTORS.
5. THE S&P HEALTH CARE INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF ALL STOCKS IN THE S&P 500 THAT ARE IN THE BUSINESS OF HEALTH CARE RELATED PRODUCTS OR SERVICES.
6. THE BLOOMBERG/BROADCASTING & CABLE STOCK INDEX IS A PRICE-WEIGHTED INDEX THAT MEASURES THE PERFORMANCE OF THE U.S. BROADCASTING AND CABLE INDUSTRIES.
7. THE S&P RETAIL INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF ALL STOCKS IN THE S&P 500 THAT ARE IN THE RETAIL INDUSTRY.

                                                                               1

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NEEDHAM GROWTH FUND
--------------------------------------------------------------------------------

annually over the four years, again beating our benchmarks. The Fund's assets have increased commensurately and topped $50 million in January/February of this year. We have welcomed many new shareholders, as we have marketed throughout the country and presented at investment symposiums.

The Fund has always had a heavy weighting in technology (our specialty) and we have also maintained (with minor changes) our holdings in Healthcare, Media and Retailing (other areas of expertise). A breakdown of sector weightings as well as a further description of these sectors are shown on page 5. We have also included on page 4 our top ten holdings with relative concentration of the portfolio.

On November 9, 1999, the Fund paid a distribution of $3.32. The U.S. tax code requires us to pay out practically all gains taken during the fiscal year. Our goal is to strive for maximum tax efficiency and we are particularly pleased to report that all distributions paid represent long-term gains and are therefore generally taxed at the maximum rate of 20%. This obviously applies only to taxable accounts. We are also happy to report that approximately 95% of all distributions paid were reinvested in the Fund. We appreciate greatly the confidence shown in our long-term investment strategy. The distribution reinvestment occurred at the closing price of $19.24 on November 8, 1999. The closing price the previous day was $22.51. We are happy to report that we "earned back" the distribution within one month, surpassing the $22.51 on December 3, 1999. A history of distributions during the life of the Fund is included on page 3.

Twenty-five years of experience in the business has made us students of history and we are at present experiencing unusual times especially regarding equity valuations. Several factors seem to keep the bulls happy. First, the Federal Reserve remains extremely accommodative and we feel that Chairman Greenspan seems to believe that the disinflationary implications of the technology boom outweigh the fears that strong economic growth will eventually lead to inflation. Secondly, there appears to be little concern about the rapid increase in money supply as the demand for stable and strong currencies remains strong. Thirdly, there seems to be no concern about the current account deficit. The U.S. expansion is investment led and therefore there are strong inflows of capital into the U.S. which compensate for this deficit in the balance of payment accounts. Finally, equity markets seem little concerned about the rise in long-term interest rates and in the steep increase in the price of oil and natural gas. We question the sustainability of current oil prices and believe that prices may peak soon thereby dampening inflationary expectations.

We do not share quite such an optimistic view. First, we believe that technology led productivity gains are not a panacea and that the Fed will continue to raise interest rates so long as demand exceeds productivity-enhanced supply of goods and services, and until spending slows. Secondly, productivity cannot continue to offset the

     BENCHMARKS                  4Q99    1 YEAR    3 YEARS (6)  LIFE OF FUND (6)
   ----------------             -------- --------  ------------  ---------------
Needham Growth Fund (1)           36.85%   79.72%    35.56% (7)      39.36% (8)
Dow Jones Industrial Average (2)  11.62%   27.20%    22.82%          24.67%
S&P 500 Index (3)                 14.88%   21.04%    27.22%          26.33%
S&P 400 Midcap Index (4)          17.18%   14.70%    21.84%          21.10%
Russell 2000 Index (5)            18.60%   21.35%    13.31%          13.99%

1. INVESTMENT RESULTS CALCULATED AFTER REINVESTMENT OF DIVIDENDS.
2. DOW JONES INDUSTRIAL AVERAGE IS A DAILY MEASURE OF SELECTED STOCKS TRADED ON THE NYSE.
3. S&P 500 STOCK INDEX IS A BROAD UNMANAGED MEASURE OF THE U.S. STOCK MARKET.
4. S&P 400 MIDCAP STOCK INDEX IS A BROAD UNMANAGED MEASURE OF THE U.S. STOCK MARKET.
5. RUSSELL 2000 IS A BROAD UNMANAGED INDEX COMPRISED OF THE SMALLEST 2000 NASDAQ COMPANIES.
6. COMPOUND ANNUAL GROWTH RATE. ASSUMES ALL DIVIDENDS ARE REINVESTED.
7. TOTAL RETURN FOR THE 3 YEARS WAS 149.12%, ASSUMING ALL DIVIDENDS WERE REINVESTED IN SHARES OF THE FUND.
8. TOTAL RETURN SINCE INCEPTION WAS 277.57%, ASSUMING ALL DIVIDENDS WERE REINVESTED IN SHARES OF THE FUND. THE INCEPTION DATE OF THE FUND WAS 1/1/96.

NOTE: THE AVERAGE ANNUAL RETURNS SHOWN ABOVE ARE HISTORICAL AND REFLECT CHANGES
      IN SHARE PRICE, REINVESTED DIVIDENDS AND ARE NET OF EXPENSES. INVESTMENT RESULTS AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL VARY. PAST PERFORMANCE NOTED ABOVE DOES NOT GUARANTEE FUTURE RESULTS. WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. SINCE INCEPTION, THE FUND'S ADVISER HAS ABSORBED CERTAIN EXPENSES OF THE FUND, WITHOUT WHICH RETURNS WOULD HAVE BEEN LOWER.

2

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                                                              ANNUAL REPORT 1999
--------------------------------------------------------------------------------

ever shrinking pool of labor; eventually there will be some wage inflation. Thirdly, the Fed's reliance on market rates instead of official interest rates and even margin requirements to influence investment attitudes and risk perceptions, may be misguided. The market is not going to do the Fed's job, especially in light of the amount of newly formed wealth and liquidity chasing both equities and a finite supply of real assets. The Fed's challenge remains the same: How to orchestrate a soft landing for the U.S. economy!

Returning to our signals and precautions, let us review some market challenging facts and risks, especially as past performance is no guarantee of future results! The Fed is tightening monetary policy and will contrive to tighten until the economy produces unambiguous evidence that growth is slowing. The Fed believes that the low unemployment rate is due to low inflation. We believe the economy is and will remain stronger for a longer period of time, therefore rates will trend higher than most market participants currently believe, and finally when growth slows, the securities markets will change dramatically(1).

Specifically regarding technology, let us note several trends. There is a major change in computing platforms led by Internet technology. The adoption of e-commerce oriented Internet technologies has major implications for other areas of the economy such as retailing, media and financial services. This Internet infrastructure has facilitated Business to Consumer e-commerce and will drive the Business to Business model as well. The manufacturing and distribution sectors should become more efficient and productive as inventories of parts and stocks of primary materials get pushed back up the supply chain, thus keeping supply and demand more in balance.

We are in the early stages of the Internet-related infrastructure build out, so there will be increased demand for software, hardware and networking systems. The explosion in wireless technology and devices is driving the need for bandwidth security and reliability. While the improvements in semiconductor technology have facilitated innovations by adding software and networks to computing power, the true gating factor is now networking bandwidth (which is becoming plentiful and affordable): Optical networks and broadband are becoming mainstream. All this infrastructure growth, including servers, storage and communications, increases demand for components and equipment. This brings us full circle to the semiconductor device manufacturers and their related capital equipment: we are entering a period of increasing demand and accelerating growth which could last at least two years if not longer(2).

If this sounds like a good news -- bad news scenario, it is! But the conclusions hopefully are clear. While we are in a period of heightened uncertainty for interest rates and the traditional economy, we are in a period of accelerating growth in technology [IT] spending both

--------------------------------------------------------------------------------
(1) SOURCE: "FIVE THINGS TO KEEP IN MIND" LEIF H. OLSEN INVESTMENTS, INC.
(2) SOURCE: "TECHNOLOGY YEARBOOK" GOLDMAN SACHS & CO.

NEEDHAM GROWTH FUND NET ASSETS
FOR YEARS ENDED 12/31

[BAR GRAPH OMITTED]
plot points as follows:

1996   $14,379
1997   $21,769
1998   $17,946
1999   $42,144

                 NEEDHAM GROWTH FUND DISTRIBUTIONS ($ PER SHARE)

                    LONG-TERM         SHORT-TERM
     YEAR         CAPITAL GAINS      CAPITAL GAINS       INCOME
--------------------------------------------------------------------------------
     1996            $0.000             $0.670           $0.000
--------------------------------------------------------------------------------
     1997            $0.010             $2.330           $0.052
--------------------------------------------------------------------------------
     1998            $0.004             $0.000           $0.006
--------------------------------------------------------------------------------
     1999            $3.320             $0.000           $0.000


                                                                               3

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NEEDHAM GROWTH FUND
--------------------------------------------------------------------------------

in the U.S. and worldwide (IT spending in U.S. as % of GDP was 3% in 1990 and it is estimated to surpass 5% in 2002(3)). The risks to this positive scenario are best expressed by our concerns about valuation levels of the market in general and more specifically the Internet stocks. We also remain concerned about inflation and interest rate levels and finally about the present level of volatility in the markets. While we have no control over interest rates or the future direction of the markets, we can learn from the history of inventions and the investment implications and we can analyze risk and volatility in order to minimize it.

Inventions that led to fundamental changes in the early economies date back to the wheel and the printing press. In the modern economy these included the telegraph, railroads and hardwire telephone companies and in the new era economy we have the Internet. Each technology revolution has five stages of evolution:
1) Experimentation; 2) Capitalization; 3) Management; 4) Hypercompetition; and
5) Consolidation(4). As product cycles contract, so do life cycles of companies which do not innovate or reinvent themselves. In the Internet cycle, we have passed the first two stages, next comes management (or lack thereof), competition (both product and price) and the inevitable consolidation. There is ample precedent: 50 telegraph companies to 1 by 1950; 1,380 railroad companies at the turn of century to 30 today! Do we need 400 Internet auction sites? How many e-commerce shoe sites, 1,500?(5). The conclusion is inescapable and possibly financially quite painful for many investors.

Finally, let us review volatility. Volatility is expressed in our equity investments by the amount and rate of change in price, both on the upside and downside. This then means that volatility is a good measure of risk: Risk is the probability of losing money -- how much, how often and how quickly! While investors tend to think of risk in terms of actual losses, it is equally important to look forward to assess the potential for loss(6). While most investors tend to equate risk with only losses, both gains and losses are expressions of risk! Therefore unusually large actual gains do not preclude significant future losses. Why do we bring it up? You guessed it: past performance is no guidance to future performance. It is therefore important to choose an investment style or mutual fund that best fits your investment criteria and risk profile.

In order to choose a style or fund that fits your criteria, we should examine the following investment trends: First, we see a move away from indexing and momentum investing to a stock picker's market. Secondly, as the economic cycle matures we see a move from large-cap to mid-cap and small-cap investing. It is not outside the realm of possibility that the Russell 2000 index outperforms the large-cap indices in 2000. Thirdly, if interest rates remain at these levels or rise,

-------------------------
(3) SOURCE: U.S. DEPARTMENT OF COMMERCE
(4) SOURCE: "INFORMATION RULES" HAL VARIAN -- UNIVERSITY OF CALIFORNIA AT
    BERKELEY
(5) SOURCE: "WHERE ARE WE IN THE REVOLUTION?" ERIC W. PFEIFFER -- FORBES ASAP
(6) SOURCE: "TRIPLE-DIGIT MUTUAL FUND PERFORMERS, RISK & VOLATILITY" LEAH MODIGLIANI, MORGAN STANLEY DEAN WITTER

                               TOP TEN HOLDINGS*[DAGGER]
                                (AS OF 12/31/99)

 1)   BEA Systems, Inc.                                   BEAS             4.78%
 2)   Kronos, Inc.                                        KRON             4.10%
 3)   IONA Technologies PLC                               IONA             3.73%
 4)   ACT Manufacturing, Inc.                             ACTM             3.63%
 5)   Hadco Corporation                                   HDC              3.49%
 6)   UnitedGlobalCom, Inc., Class A                      UCOMA            3.22%
 7)   Varian Semiconductor Equipment Associates, Inc.     VSEA             3.10%
 8)   Advanced Fibre Communications                       AFCI             3.06%
 9)   United Pan Europe Communications N.V.               UPCOY            3.05%
10)   Advanced Micro Devices, Inc.                        AMD              2.97%

                     TOP TEN HOLDINGS = 35.13% OF PORTFOLIO

*CURRENT PORTFOLIO HOLDINGS MAY NOT BE INDICATIVE OF FUTURE PORTFOLIO HOLDINGS. [DAGGER]CALCULATION OF PERCENTAGES ARE BASED ON THE TOTAL VALUE OF COMMON STOCKS
        AND INVESTMENT COMPANIES.

4
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                                                              ANNUAL REPORT 1999
--------------------------------------------------------------------------------

there could be a move from evaluation metrics focusing on multiples of revenue or revenue growth to the more traditional criteria such as multiples of earnings or cash flow. Fourth, if we encounter a prolonged downturn in the equity markets, we are likely to see a reduction in the rapid-fire trading habits of stock and mutual fund traders and a return to investing for the long term; the strategy that has made the most sense and the most money for people over the years and which is more tax efficient and cost efficient.

We ask you to review the amount of volatility in investment returns that you are willing to tolerate this year. The Fund regularly utilizes its ability to sell short and hedge and these investment strategies can help to reduce volatility and smooth out investment returns, on both the upside and the downside. Markets are, alas, growing increasingly volatile. Similarly, we ask you to review your investment goals and expectations for the next five years. While the Fund earned an excellent return in 1999 (79.7%) and for the life of the Fund (39.4% compounded annually), annualized returns for the average equity fund over the last five years have been 22%, and we are concerned about the increasing sense of entitlement by the investing public to these very high equity returns.

We conclude by wishing you all a happy and prosperous 2000. We look forward to an exciting and challenging investment climate this year. We as managers of your money, are also your partners as investors. We thank you for your interest, support and confidence and for investing with us.

If you have any questions, thoughts, concerns or would like to obtain a prospectus or further information on the Needham Growth Fund, please do not hesitate to contact us at 800/625-7071, visit our website at www.needhamco.com or visit the Morningstar website at www.morningstar.net (enter "NEEGX" into the ticker field).

Yours sincerely,

/S/PETER J. R. TRAPP

Peter J. R. Trapp
Portfolio Manager

[PIE CHART OMITTED] plot points as follows:

                               SECTOR WEIGHTINGS*[DAGGER]
                                (AS OF 12/31/99)

HEALTHCARE/MEDICAL DEVICES/PHARMACEUTICALS        13.23%

MEDIA/LEISURE/CABLE                               12.99%

SHORT-TERM INVESTMENTS                             0.46%

RETAIL/BUSINESS SERVICES                           7.46%

TECHNOLOGY/TELECOMMUNICATIONS                     65.86%

*  EXCLUDES SHORT POSITIONS OF 10.17% OF PORTFOLIO.
[DAGGER]CALCULATION OF PERCENTAGES ARE BASED ON THE TOTAL VALUE OF COMMON
        STOCKS, INVESTMENT COMPANIES AND CASH.

       PORTFOLIO SECTOR BREAKDOWN
              WITH EXAMPLES

--------------------------------------------------------------------------------

 TECHNOLOGY AND TELECOMMUNICATIONS:
 Computer Software, Hardware & Peripherals;
 Contract Manufacturing & Materials; Electronics
 & Distribution, Instrumentation & Storage;
 Networking and Communications Equipment;
 Semiconductor Devices & Capital Equipment
 and Wireless Communications.
--------------------------------------------------------------------------------

 HEALTHCARE/MEDICAL DEVICES/
 PHARMACEUTICALS: Health Care Services;
 Hospital & Physician Management; Medical
 Devices & Supplies and Biotechnology.
--------------------------------------------------------------------------------

 MEDIA/LEISURE/CABLE: Cable TV;
 Broadcasting & Media and Content.
--------------------------------------------------------------------------------

 RETAIL/BUSINESS SERVICES:
 Business Services & e-Commerce and Retailing.
--------------------------------------------------------------------------------

 SHORT-TERM INVESTMENTS
--------------------------------------------------------------------------------

NEEDHAM GROWTH FUND
--------------------------------------------------------------------------------

  GOOD IDEAS THAT WORKED*
  REALIZED AND UNREALIZED GAINS THROUGH
  YEAR ENDED 12/31/99
--------------------------------------------------------------------------------
  Advanced Fibre Communications
--------------------------------------------------------------------------------
  AT&T Corp. Liberty Media Group Class A
--------------------------------------------------------------------------------
  BEA Systems, Inc
--------------------------------------------------------------------------------
  IONA Technologies PLC
--------------------------------------------------------------------------------
  Varian Semiconductor Equipment Associates
--------------------------------------------------------------------------------

*EXCLUDES GAINS AND LOSSES FROM SECURITIES SOLD SHORT
 AND HEDGES.

--------------------------------------------------------------------------------
  GOOD IDEAS AT THE TIME*
  REALIZED AND UNREALIZED LOSSES THROUGH
  YEAR ENDED 12/31/99
--------------------------------------------------------------------------------
  Aspen Technology, Inc.
--------------------------------------------------------------------------------
  Hyperion Solutions Corp.
--------------------------------------------------------------------------------
  Inprise Corporation
--------------------------------------------------------------------------------
  PhyCor, Inc.
--------------------------------------------------------------------------------
  Quintiles Transnational Corporation
--------------------------------------------------------------------------------
*EXCLUDES GAINS AND LOSSES FROM SECURITIES SOLD SHORT
 AND HEDGES.

BEA SYSTEMS (BEAS) -- We visited BEAS in the spring of 1999 to find out why a seemingly reasonable 1Q99 had lead to such a rout in the stock. Chairman Bill Coleman could not be faulted for his candor, insight and analysis of the shortfall. What attracted us was his vision for the company as it transitioned from a distributed systems middleware company to a leading provider of platform-oriented e-commerce systems. The acceleration in both Business-to-Business (B2B) and Business-to-Consumers (B2C) e-commerce has fueled demand for its high performance, high volume, transaction-oriented suite of products led by TUXEDO and WebLogic. We expect growth in margins and earnings to increase, and we continue holding the stock to achieve long-term gains.

IONA TECHNOLOGIES (IONA) -- We have followed IONA for a long time and noted the collapse in stock price because of execution issues and its subsequent quick rebound in March 1999. When reviewed during the summer, there was still execution and demand risk relating to Y2K, especially in the U.S. IONA is the largest player serving the CORBA market. CORBA is an end to end platform middleware architecture that makes disparate software and systems work together. We finally became convinced of the turnaround and started buying the stock in mid-October 1999. Sentiment in the software stocks, both Enterprise Resources
(ERP) and Application Integration (EAI), was way too bearish given the long-term growth prospects in this sector.

ASPEN TECHNOLOGY (AZPN) -- Our interest in supply chain software led us to AZPN, a leading supplier of process manufacturing optimization software and service solutions to companies in the chemicals and petroleum products, pharmaceuticals, electric power, food and beverage, consumer products and basic minerals businesses. We figured with the strength in the economy and cost savings from improved efficiency, productivity and capacity utilization, the stock would be a winner. Unfortunately, a series of customer push-outs and revenue and earnings shortfalls led to a review of our investment assumptions. Finally, with the rising concern for Y2K pushouts, we decided to sell the stock to realize a loss, which offsets other gains.

QUINTILES TRANSNATIONAL (QTRN) -- We had originally invested in Envoy, a leading electronic data interchange provider, that was acquired by QTRN, the leading contract research organization (CRO) providing services worldwide to the biotechnology, pharmaceutical and medical device industries. QTRN also provides contract sales, marketing services, health services and healthcare policy consulting. The stock struggled all summer despite the enthusiasm for the merger. Unfortunately QTRN announced an earnings shortfall. While disappointed, we remain a believer in the company's potential and continue to maintain our position.

                                                              ANNUAL REPORT 1999
--------------------------------------------------------------------------------

Statement of Net Assets

DECEMBER 31, 1999
                                                      SHARES              VALUE
-------------------------------------------------------------------------------
COMMON STOCKS - (101.9%)
-------------------------------------------------------------------------------
BROADCASTING & MEDIA - (4.0%)
AT&T Corp.-Liberty Media Group Series A*[DAGGER]      15,000         $  851,250
USA Networks, Inc.*[DAGGER]                           15,000            828,750
-------------------------------------------------------------------------------
                                                                      1,680,000
-------------------------------------------------------------------------------
BUSINESS SERVICES & E-COMMERCE - (3.3%)
Cendant Corp.*                                        20,000            531,250
Euro909.com ADR*                                      15,000            412,500
McAfee.com Corp.*                                      5,000            225,000
PurchasePro.com, Inc.*                                   150             20,625
SourcingLink.net, Inc.*                                7,500            195,000
-------------------------------------------------------------------------------
                                                                      1,384,375
-------------------------------------------------------------------------------
CABLE TV - (10.4%)
Cable & Wireless Communications Plc ADR*[DAGGER]      10,000            700,000
Insight Communications Co., Inc.*                     20,000            592,500
Shaw Communications, Inc.*                            10,000            331,250
United Pan Europe Communications
 NV ADR*[DAGGER][DAGGER]                              10,500          1,338,750
UnitedGlobalCom, Inc., Class A*                       20,000          1,412,500
-------------------------------------------------------------------------------
                                                                      4,375,000
-------------------------------------------------------------------------------
COMPUTER HARDWARE - (0.6%)
Compaq Computer Corp.                                 10,000            270,625
-------------------------------------------------------------------------------
COMPUTER PERIPHERALS - (1.1%)
Seagate Technology, Inc.*                             10,000            465,625
-------------------------------------------------------------------------------
COMPUTER SOFTWARE - (19.0%)
Banyan System, Inc.*                                  40,000            800,000
BEA Systems, Inc.*[DAGGER]                            30,000          2,098,125
Inprise Corp.*                                        35,000            387,188
Iona Technologies Plc ADR*                            30,000          1,635,000
Kronos, Inc.*[DAGGER]                                 30,000          1,800,000
Manugistics Group, Inc.*                              40,000          1,292,500
-------------------------------------------------------------------------------
                                                                      8,012,813
-------------------------------------------------------------------------------
CONTRACT MANUFACTURING & MATERIALS - (9.2%)
ACT Manufacturing, Inc.*[DAGGER]                      42,500          1,593,750
Hadco Corp.*[DAGGER]                                  30,000          1,530,000
Park Electrochemical Corp.                            11,900            316,094
Plexus Corp.*                                         10,000            440,000
-------------------------------------------------------------------------------
                                                                      3,879,844
-------------------------------------------------------------------------------
ELECTRONICS & DISTRIBUTION - (2.0%)
Bell Microproducts, Inc.*                             50,000            550,000
Tech Data Corp.*                                      10,000            271,250
-------------------------------------------------------------------------------
                                                                        821,250
-------------------------------------------------------------------------------
ELECTRONICS & INSTRUMENTATION - (0.8%)
Applied Films Corp.*                                  10,000            146,875
Planar Systems, Inc.*                                 30,000            198,750
-------------------------------------------------------------------------------
                                                                        345,625
-------------------------------------------------------------------------------
ELECTRONICS & STORAGE - (1.4%)
Auspex Systems, Inc.*                                 20,000            205,000
Overland Data, Inc.*                                  50,000            375,000
-------------------------------------------------------------------------------
                                                                        580,000
-------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NEEDHAM GROWTH FUND
--------------------------------------------------------------------------------

                                                       SHARES             VALUE
-------------------------------------------------------------------------------
HEALTH CARE SERVICES - (5.2%)
First Health Group Corp.*                              20,000        $  537,500
IDX Systems Corp.*                                     25,000           781,250
McKesson HBOC, Inc.                                    15,000           338,438
Quintiles Transnational Corp.*[DAGGER]                 28,000           523,250
-------------------------------------------------------------------------------
                                                                      2,180,438
-------------------------------------------------------------------------------
HOSPITAL & PHYSICIAN MANAGEMENT - (0.9%)
Phycor, Inc.*                                          50,000           281,250
US Oncology, Inc.*                                     20,000            98,750
-------------------------------------------------------------------------------
                                                                        380,000
-------------------------------------------------------------------------------
MEDICAL DEVICES & SUPPLIES - (5.6%)
Candela Corp.*                                         10,000           186,250
CONMED Corp.*[DAGGER]                                  32,500           840,937
Ocular Sciences, Inc.*                                 25,000           471,875
PSS World Medical, Inc.*                               30,000           283,125
Varian Medical Systems, Inc.                           20,000           596,250
-------------------------------------------------------------------------------
                                                                      2,378,437
-------------------------------------------------------------------------------
NETWORKING & COMMUNICATIONS EQUIPMENT - (8.8%)
3Com Corp.*                                            20,000           940,000
Advanced Fibre Communications*[DAGGER]                 30,000         1,340,625
Cabletron Systems, Inc.*[DAGGER][DAGGER]               40,000         1,040,000
Ezenia, Inc.*                                          50,000           396,875
-------------------------------------------------------------------------------
                                                                      3,717,500
-------------------------------------------------------------------------------
RETAILING - (4.5%)
Abercrombie & Fitch Co.*                               25,000           667,187
McNaughton Apparel Group, Inc.*                        60,000           435,000
Nordstrom, Inc.                                        10,000           261,875
PETCO Animal Supplies, Inc.*                           25,000           371,875
West Marine, Inc.*                                     20,000           165,000
-------------------------------------------------------------------------------
                                                                      1,900,937
-------------------------------------------------------------------------------
SEMI-CONDUCTOR DEVICES - (11.7%)
Actel Corp.*[DAGGER]                                   40,000           960,000
Advanced Micro Devices, Inc.*[DAGGER][DAGGER]          45,000         1,302,187
Cypress Semi-Conductor Corp.*[DAGGER]                  20,000           647,500
Galileo Technology Ltd.*                               20,000           482,500
Integrated Device Technology, Inc.*                    30,000           870,000
MMC Networks, Inc.*                                    20,000           687,500
-------------------------------------------------------------------------------
                                                                      4,949,687
-------------------------------------------------------------------------------
SEMI-CONDUCTORS CAPITAL EQUIPMENT - (11.6%)
ADE Corp.*                                             10,000           165,000
Applied Science and Technology, Inc.*                  30,000           997,031
Brooks Automation, Inc.*                               20,000           651,250
Electroglas, Inc.*                                     10,000           253,750
ETEC Systems, Inc.*                                    10,000           448,750
FEI, Co.*                                              10,000           155,000
FSI International, Inc.*                               20,000           230,000
GSI Lumonics, Inc.*                                    40,000           350,000
Photronics, Inc.*                                      10,000           286,250
Varian Semi-Conductor Equipment
 Associates, Inc.*[DAGGER][DAGGER]                     40,000         1,360,000
-------------------------------------------------------------------------------
                                                                      4,897,031
-------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                              ANNUAL REPORT 1999
--------------------------------------------------------------------------------

Statement of Net Assets (continued)

DECEMBER 31, 1999
                                                            SHARES         VALUE
-------------------------------------------------------------------------------
WIRELESS COMMUNICATION EQUIPMENT - (1.8%)
EMS Technologies, Inc.*                                     20,000   $  235,000
REMEC, Inc.*                                                20,000      510,000
-------------------------------------------------------------------------------
                                                                        745,000
-------------------------------------------------------------------------------
TOTAL COMMON STOCK (Cost $25,192,625)                                42,964,187
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT COMPANIES - (2.1%)
H & Q Healthcare Investors Fund                             21,523      464,090
H & Q Life Sciences Investors Fund                          21,392      427,840
-------------------------------------------------------------------------------
TOTAL INVESTMENT COMPANIES (Cost $680,995)                              891,930
-------------------------------------------------------------------------------

                                                          NUMBER OF
                                                           CONTRACTS
-------------------------------------------------------------------------------
NAME/EXPIRATION DATE/STRIKE PRICE
-------------------------------------------------------------------------------
CALL OPTIONS PURCHASED - (1.0%)
Russell 2000 Index, Jan., $475                                 100      292,500
S&P Mid Cap Index, Jan., $440                                  100      111,250
-------------------------------------------------------------------------------
                                                                        403,750
-------------------------------------------------------------------------------
PUT OPTIONS PURCHASED - (0.0%)
First Health Group Index, Jan., $22.50                         200        6,250
-------------------------------------------------------------------------------
TOTAL INVESTMENTS IN OPTIONS (Cost $214,750)                            410,000
-------------------------------------------------------------------------------

                                                            SHARES
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - (0.5%)
Provident Institutional Funds TempCash Portfolio           100,530      100,530
The RBB Sansom Street Money Market Portfolio               100,530      100,530
-------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $201,060)                            201,060
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
TOTAL INVESTMENTS - (105.5%) (Cost $26,289,430)                      44,467,177
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
OTHER LIABILITIES IN EXCESS OF ASSETS - (-5.5%)
-------------------------------------------------------------------------------
Receivable from Brokers for Securities Sold Short                     4,799,957
Other Assets                                                            158,620
Securities Sold Short, at Value (proceeds $4,799,957)                (5,036,938)
Loan Payable                                                         (2,000,903)
Net Amounts due to Affiliates                                          (184,544)
Other Liabilities                                                       (59,582)
-------------------------------------------------------------------------------
                                                                     (2,323,390)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET ASSETS - (100.0%) (Applicable to 1,591,851
shares outstanding, $.001 par value, 1,000,000,000
shares authorized)                                                  $42,143,787
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE            $     26.47
-------------------------------------------------------------------------------


*  NON-INCOME PRODUCING SECURITY.
[DAGGER] SECURITY POSITION IS EITHER ENTIRELY OR PARTIALLY HELD IN A SEGREGATED
         ACCOUNT AS COLLATERAL FOR SECURITIES SOLD SHORT.
[DAGGER][DAGGER] SECURITY POSITION IS EITHER ENTIRELY OR PARTIALLY HELD IN A
                 SEGREGATED ACCOUNT AS COLLATERAL FOR TEMPORARY BORROWING.
ADR - AMERICAN DEPOSITORY RECEIPT.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NEEDHAM GROWTH FUND
--------------------------------------------------------------------------------

Schedule of Securities Sold Short

DECEMBER 31, 1999

NAME OF ISSUER                                          SHARES            VALUE
-------------------------------------------------------------------------------
COMMON STOCKS

Agilent Technologies, Inc.                               5,000        $ 386,563
Amazon.com, Inc.                                         6,000          456,750
American Eagle Outfitters, Inc.                          8,000          360,000
Brocade Communications Systems, Inc.                     1,000          177,000
Crossroads Systems, Inc.                                 3,000          253,500
eBay, Inc.                                               4,000          500,750
Efficient Networks, Inc.                                 3,000          204,000
Extreme Networks, Inc.                                   4,000          334,000
Foundry Networks, Inc.                                   4,000          603,375
Gadzooks, Inc.                                           4,000          174,250
Rambus, Inc.                                             6,000          404,625
Rowecom, Inc.                                            5,000          226,875
SAP AG - Sponsored ADR                                   4,000          208,250
Verticalnet, Inc.                                        3,000          492,000
Wit Capital Group, Inc.                                 15,000          255,000

-------------------------------------------------------------------------------
TOTAL SECURITIES SOLD SHORT (PROCEEDS $4,799,957)                    $5,036,938
-------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                              ANNUAL REPORT 1999
--------------------------------------------------------------------------------

Statement of Operations

FOR THE YEAR ENDED DECEMBER 31, 1999

-------------------------------------------------------------------------------
INVESTMENT INCOME
-------------------------------------------------------------------------------
Interest                                                             $  160,980
Dividends                                                                69,907
-------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                 230,887

-------------------------------------------------------------------------------
EXPENSES
-------------------------------------------------------------------------------
Investment Advisory fee                                                 332,274
Distribution fees                                                        66,598
Administration and Accounting fee                                        65,000
Legal fee                                                                58,000
Custodian fee                                                            40,426
Transfer Agent fee                                                       30,000
Audit fee                                                                27,000
Organization expenses                                                    26,500
Directors' fees                                                          24,000
Shareholders' reports                                                    20,055
Filing fee                                                               14,346
Insurance expense                                                        11,400
Other expenses                                                           39,938
-------------------------------------------------------------------------------
TOTAL EXPENSES                                                          755,537
-------------------------------------------------------------------------------
Expenses Waived and Reimbursable                                        (90,979)
-------------------------------------------------------------------------------
NET EXPENSES                                                            664,558

-------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                    (433,671)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES
-------------------------------------------------------------------------------
Net Realized Gain on Investment Securities                            7,229,825
Net Realized Loss on Option Contracts                                (2,295,341)
Change in Unrealized Appreciation of Investment Securities           12,836,170
-------------------------------------------------------------------------------
NET GAIN ON INVESTMENT SECURITIES                                    17,770,654

-------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $17,336,983
-------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NEEDHAM GROWTH FUND
--------------------------------------------------------------------------------

Statements of Changes in Net Assets

                                                                 YEAR ENDED                   YEAR ENDED
                                                             DECEMBER 31, 1999            DECEMBER 31, 1998
------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
------------------------------------------------------------------------------------------------------------------------
Net Investment Loss                                                $  (433,671)                $ (316,403)
Net Realized Gain on Investment Securities                           7,229,825                    859,523
Net Realized Loss on Option Contracts                               (2,295,341)                (1,413,201)
Change in Unrealized Appreciation
   of Investment Securities                                         12,836,170                  4,157,666
------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                17,336,983                  3,287,585
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM:
------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                                       --                     (6,838)
Net Realized Gains                                                  (4,275,566)                    (4,559)
------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                 (4,275,566)                   (11,397)
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (1):
------------------------------------------------------------------------------------------------------------------------
Shares Issued                                                       26,496,723                  3,303,039
Shares Issued in Reinvestment of Distributions                       4,063,438                     10,402
Shares Redeemed                                                    (19,423,568)               (10,412,888)
------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) from Capital Share Transactions             11,136,593                 (7,099,447)
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             24,198,010                 (3,823,259)
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------------------------------------------------
Beginning of Year                                                   17,945,777                 21,769,036
End of Year                                                        $42,143,787                $17,945,777

------------------------------------------------------------------------------------------------------------------------
(1) SHARES ISSUED AND REDEEMED:
------------------------------------------------------------------------------------------------------------------------
Shares Issued                                                        1,219,649                    216,122
Shares Reinvested                                                      211,197                        768
Shares Redeemed                                                       (878,176)                  (687,394)
------------------------------------------------------------------------------------------------------------------------
                                                                       552,670                   (470,504)
------------------------------------------------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                              ANNUAL REPORT 1999
--------------------------------------------------------------------------------

Financial Highlights

                                                       YEAR ENDED     YEAR ENDED      YEAR ENDED     YEAR ENDED
                                                      DECEMBER 31,   DECEMBER 31,    DECEMBER 31,   DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR              1999           1998            1997          1996(*)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                       $17.27       $ 14.42         $ 14.49       $ 10.00
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------------------------------
Net Investment (Loss) Income                              (0.03)        (0.30)           0.06         (0.11)
Net Gain on Securities (Realized and Unrealized)          12.55          3.16            2.26          5.27
-----------------------------------------------------------------------------------------------------------------------
Total From Investment Operations                          12.52          2.86            2.32          5.16
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------
Net Investment Income                                        --         (0.01)          (0.05)           --
Net Realized Gains                                        (3.32)           --           (2.31)        (0.67)
In Excess of Net Realized Gains                              --            --           (0.03)           --
-----------------------------------------------------------------------------------------------------------------------
Total Distributions                                       (3.32)        (0.01)          (2.39)        (0.67)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                            $ 26.47       $ 17.27         $ 14.42       $ 14.49
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                              79.72%        19.85%          15.66%        51.56%
-----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (thousands)                     $42,144       $17,946         $21,769       $14,379
-----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                    2.50%         2.50%           2.50%         2.50%
Ratio of Expenses to Average Net Assets
   (Excluding Expenses Waived and Reimbursable)            2.84%         3.44%           3.29%         4.60%
Ratio of Net Investment (Loss) Income to
   Average Net Assets                                     (1.63)%       (1.72)%          0.37%        (1.27)%
Ratio of Net Investment (Loss) Income to
   Average Net Assets (Excluding Expenses
   Waived and Reimbursable)                               (1.97)%       (2.66)%         (0.42)%       (3.37)%
Portfolio Turnover Rate                                  145.45%       585.63%         724.08%       568.93%


*    FUND COMMENCED OPERATIONS ON JANUARY 1, 1996.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NEEDHAM GROWTH FUND
--------------------------------------------------------------------------------

Notes to Financial Statements

1. ORGANIZATION

Needham Growth Fund (the "Fund") is a portfolio of The Needham Funds, Inc., which is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Needham Funds, Inc. was organized as a Maryland corporation on October 12, 1995. Prior to the Fund's commencement of operations on January 1, 1996, it had no operations other than the issuance of 54,000 shares for $540,000.

2. SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION: Investments in securities (including options) listed or traded on a nationally recognized securities exchange are valued at the last quoted sales price on the date the valuations are made. Securities regularly traded in the over-the-counter market are valued at the last quoted sales price on the NASDAQ System. If no sales price is available for a listed or NASDAQ security, or if the security is not listed on NASDAQ, such security is valued at a price equal to the mean of the latest bid and ask prices. All other securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors.

FEDERAL INCOME TAXES: The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required. During the year ended December 31, 1999, the Fund reclassed $433,671 of accumulated net investment loss to paid-in-capital. Net investment loss and net assets were not affected by this reclassification.

Capital losses after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund after October 31, 1999 incurred and will elect to defer net capital losses of $606,838 during the year ended December 31, 2000.

ORGANIZATIONAL COSTS: Organizational costs have been capitalized and are being amortized on a straight line basis over a period of 60 months.

TEMPORARY BORROWINGS: The Fund has entered into an agreement with the Custodial Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated daily based on the Federal Funds Rate plus one percent. The Fund may borrow from banks up to 25% of its total assets and may pledge its assets in connection with these borrowings and that no additional investments shall be made while borrowings exceed 5% of total assets.

OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are those of specific securities sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and interest expense are recorded on an accrual basis.

USE OF ESTIMATES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3. INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

The Fund has engaged Needham Investment Management L.L.C. ("the Advisor") to manage its investments. The Fund pays the Advisor a fee at the annual rate of 1.25% of the average daily net asset value of the Fund.

The Advisor has voluntarily agreed to waive its fee for, and to reimburse expenses of, the Fund in an amount that operates to limit annual operating expenses for the year ended December 31, 1999 to not more than 2.50% of average daily net assets. For the year ended December 31, 1999, the Advisor waived $90,979 of its fee.

PFPC, Inc. ("PFPC") acts as the Fund's Administrator. The Fund pays PFPC a fee at the annual rate of 0.10% of the average daily net asset value of the Fund, subject to certain minimums. PFPC also acts as the Fund's shareholder servicing agent and transfer agent.

Certain officers and directors of the Fund are also officers and directors of the Advisor.

4. DISTRIBUTION PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Fund pays Needham & Company, Inc., an affiliate of the Advisor, and any other distributor or financial institution with which the Fund has an agreement, a fee at an annual rate of
0.25 of 1% of the Fund's daily average net assets. For the year ended December 31, 1999, the Fund incurred $66,598 of distribution fees, which were primarily paid to Needham & Company, Inc.

                                                              ANNUAL REPORT 1999
--------------------------------------------------------------------------------

Notes to Financial Statements (Continued)

5. INVESTMENT TRANSACTIONS

The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, during the year ended December 31, 1999.

                                Purchases           Sales
--------------------------------------------------------------------------------
Long transactions              $42,602,548       $39,216,454
Short sale transactions         54,785,079        57,850,610
--------------------------------------------------------------------------------
Total                          $97,387,627       $97,067,064
--------------------------------------------------------------------------------

At December 31, 1999, net unrealized appreciation of $17,940,766 was comprised of gross unrealized appreciation and depreciation for financial reporting and federal income tax purposes of $18,772,125 and $831,359, respectively.

6. OPTION TRANSACTIONS

The Fund may write call options on securities it owns or has the right to acquire, and may purchase put and call options on individual securities and indices written by others. Put and call options give the holder the right to sell or purchase, respectively, a specified amount of a security at a specified price on a certain date. The Fund is subject to market risk associated with changes in the value of the underlying financial instrument, as well as the risk of loss of appreciation if a counterparty fails to perform. For exchange-traded contracts, the exchange acts as the counterparty to specific transactions, and therefore, bears the risk of delivery to and from counterparties of specific positions.

Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premium paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Options on stock indices differ from options on securities in that the exercise of an option on a stock index does not involve delivery of the actual underlying security and is settled in cash only. Call and put options purchased at December 31, 1999 and their related market values are included in the accompanying Statement of Net Assets.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss equal to the difference between the cost of a closing purchase transaction and the premium received when the call option was written. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. A summary of call options written by the Fund for the year ended December 31,1999 is as follows:

                                  Number of          Premium
Options Written                   Contracts         Received
--------------------------------------------------------------------------------
Options outstanding at
   beginning of year                      --    $        --
Options written                        1,360      3,218,375
Options expired                       (1,360)    (3,218,375)
--------------------------------------------------------------------------------
Options outstanding at
   December 31, 1999                      --             --
--------------------------------------------------------------------------------

7. SHORT SALE TRANSACTIONS

During the year ended December 31, 1999, the Fund sold securities short. An equivalent amount of securities owned by the Fund are segregated as collateral while the short sale is outstanding. The Fund will limit short sales in any one issuer to 2% of net assets. At December 31, 1999, the market value of securities separately segregated to cover short positions was $11,164,500. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Net Assets as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Securities sold short at December 31, 1999 and their related market values and proceeds are set forth in the Schedule of Securities Sold Short. These transactions result in off-balance sheet risk since the Fund's ultimate obligation to purchase the securities sold short may exceed the amount recognized in the accompanying Schedule of Securities Sold Short.

8. COMPONENTS OF NET ASSETS

At December 31, 1999 net assets consisted of:

Paid-in-Capital                                 $24,140,265
Accumulated Net
   Realized Gains                                    62,756
Net Unrealized Appreciation
   of Investment Securities                      17,940,766
--------------------------------------------------------------------------------
Total Net Assets                                $42,143,787
--------------------------------------------------------------------------------

9. DERIVATIVE FINANCIAL INSTRUMENTS

The Fund elected early adoption of Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133") and accordingly, its standards are applied in the accompanying financial statements. The Fund has always maintained a policy of valuing its securities positions and derivative instruments at market values or estimated fair values and of including any realized gains or losses in income. The adoption of SFAS No. 133 has not resulted in a valuation or an accounting change in the accompanying financial statements.

NEEDHAM GROWTH FUND
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors of Needham Growth Fund:

We have audited the accompanying statement of net assets of Needham Growth Fund (a portfolio of the Needham Funds, Inc.), including the schedule of securities sold short, as of December 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial statements of Needham Growth Fund as of December 31, 1997, were audited by other auditors whose report dated February 23, 1998, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Needham Growth Fund as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/S/ARTHUR ANDERSON

New York, New York
February 22, 2000
--------------------------------------------------------------------------------

TAX INFORMATION (UNAUDITED)

During 1999, the Fund made the following distribution which you may have received depending on your ownership at the time of the distribution:

                                                             Long-Term
       Record              Payment                            Capital
        Date                Date             Total             Gains
------------------------------------------------------------------------
      11/05/99            11/09/99            $3.32            $3.32
------------------------------------------------------------------------

Distributions of long-term capital gains are taxable as such whether paid to you in cash or reinvested in your account during 1999, regardless of the length of time shares were held by you. This distribution of long-term capital gains is subject to a maximum tax rate of 20 percent; the Fund made no distributions subject to a maximum tax rate of 28 percent.

[NEEDHAM FUNDS LOGO OMITTED]

NEEDHAM GROWTH FUND
445 PARK AVENUE
NEW YORK, NEW YORK 10022-2606
1-800-625-7071

INVESTMENT ADVISER:
NEEDHAM INVESTMENT MANAGEMENT L.L.C.
445 PARK AVENUE
NEW YORK, NY 10022-2606

   PRESIDENT
   ---------
   JOHN C. MICHAELSON

   EXECUTIVE VICE PRESIDENT
   AND PORTFOLIO MANAGER
   ------------------------
   PETER J. R. TRAPP

   DIRECTORS
   ---------
   GEORGE A. NEEDHAM
   JOHN C. MICHAELSON
   ROGER W. JOHNSON
   JAMES P. POITRAS
   F. RANDALL SMITH

DISTRIBUTOR:
NEEDHAM & COMPANY, INC.
445 PARK AVENUE
NEW YORK, NY 10022-2606
212-371-8300

ADMINISTRATOR, SHAREHOLDER SERVICING
AGENT AND TRANSFER AGENT:
PFPC INC.
400 BELLEVUE PARKWAY
WILMINGTON, DE 19809
1-800-625-7071

CUSTODIAN:
PFPC TRUST COMPANY
8800 TINICUM BOULEVARD
3RD FLOOR SUITE 200
PHILADELPHIA, PA 19153

COUNSEL:
FULBRIGHT & JAWORSKI L.L.P.
666 FIFTH AVENUE
NEW YORK, NY 10103

INDEPENDENT ACCOUNTANTS:
ARTHUR ANDERSEN LLP
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105